UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 9, 2016

Integrity Applications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Ha'Yahalomim St. P.O. Box 12163, Ashdod, Israel	7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	972 (8) 675-7878

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On November 9, 2016, the Board of Directors (the “Board”) of Integrity Applications, Inc. (the “Company”) approved an increase in the size of the Board from five directors to seven directors and appointed Philip Darivoff and Revan Schwartz to serve as directors of the Company to fill the vacancies created by the increase in the size of the Board, effective on that date.

There are no arrangements or understandings between Mr. Darivoff and any other person pursuant to which Mr. Darivoff was selected as a director.  Mr. Schwartz was appointed to the Board by Andrew Garrett, Inc. (“AGI”), the placement agent for the Company’s ongoing private placement, pursuant to the terms of a letter agreement executed by AGI and the Company.  There are no relationships between either Mr. Darivoff or Ms. Schwartz and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

The Company entered into letter agreements with each of Mr. Darivoff and Mr. Schwartz establishing their compensation as described below under “Non-Executive Director Compensation”.  The foregoing description of the letter agreements between the Company and each of Mr. Darivoff and Mr. Schwartz are qualified in their entirety by reference to the full text of the letter agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Non-Executive Director Compensation

Effective November 15, 2016, the Compensation Committee of the Board approved a one-time grant of options to each of Mr. Darivoff and Mr. Schwartz to purchase up to an aggregate of 26,666 shares of the Company’s Common Stock, at an exercise price of $4.50 per share, under and pursuant to the Company’s 2010 Incentive Compensation Plan.  Each director’s option grant will vest in eight equal quarterly increments of 3,333.25 each (subject to the director’s continued service as of each such date) commencing on February 15, 2017.

Item 8.01    Other Events

On November 13, 2016, the Company issued a press release announcing that its Board had appointed Mr. Darivoff and Mr. Schwartz to serve as directors, including a description of Mr. Darivoff’s and Mr. Schwartz’s work experience.  A copy of the press release, dated November 13, 2016, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Letter agreement between Integrity Applications, Inc. and Philip Darivoff

10.2	Letter agreement between Integrity Applications, Inc. and Revan Schwartz

99.1	Press Release, dated November 13, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2016

INTEGRITY APPLICATIONS, INC.

By:	/s/ Avner Gal
Name: Avner Gal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Letter agreement between Integrity Applications, Inc. and Philip Darivoff

10.2	Letter agreement between Integrity Applications, Inc. and Revan Schwartz

99.1	Press Release, dated November 13, 2016